American Beacon Bridgeway Large Cap Growth Fund

SUMMARY PROSPECTUS April 29, 2020

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated April 29, 2020, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at
www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Share Class | A: BLYAX | C: BLYCX | Y: BLYYX | R6: BLYRX | R5*: BRLGX | Investor: BLYPX

* Formerly known as the Institutional Class.

Investment Objective

The Fund seeks long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 39 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 41 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	R5	Investor
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.21%	0.21%	0.20%	0.09%	0.15%	0.45%
Total Annual Fund Operating Expenses	1.21%	1.96%	0.95%	0.84%	0.90%	1.20%
Fee Waiver and/or expense reimbursement[3]	(0.11)%	(0.12)%	(0.08%)	(0.08%)	(0.09%)	(0.08%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement[4]	1.10%	1.84%	0.87%	0.76%	0.81%	1.12%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 During the fiscal year ended December 31, 2019, the Fund paid amounts to American Beacon Advisors, Inc. (the "Manager") that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Fund's A Class and C Class shares in the amount of 0.03% for the A Class and 0.04% for the C Class. As a result of the reimbursement, the Total Annual Fund Operating Expenses of the A Class and C Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.

BLCG042920	American Beacon Bridgeway Large Cap Growth - Summary Prospectus	1

3 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, Y Class, R6 Class, R5 Class and Investor Class shares, as applicable, through April 30, 2021 to the extent that Total Annual Fund Operating Expenses exceed 1.10% for the A Class, 1.84% for the C Class, 0.87% for the Y Class, 0.76% for the R6 Class, 0.81% for the R5 Class and 1.12% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees (the "Board"). The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

4 The Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement for A Class, C Class, Y Class and Investor Class shares do not correlate to the ratio of expenses to average net assets, net of reimbursements, provided in the Fund's Financial Highlights table, which reflects the Fund's expenses, including its fee waiver and/or expense reimbursement agreement in effect through April 30, 2020. The Annual Fund Operating Expenses table reflects the new fee waiver and/or expense reimbursement agreement that was approved by the Fund's Board effective through April 30, 2021, which differs from the prior agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 681	$ 927	$ 1,192	$ 1,947
C	$ 287	$ 604	$ 1,046	$ 2,276
Y	$ 89	$ 295	$ 518	$ 1,159
R6	$ 78	$ 260	$ 458	$ 1,030
R5	$ 83	$ 278	$ 490	$ 1,100
Investor	$ 114	$ 373	$ 652	$ 1,447

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 187	$ 604	$ 1,046	$ 2,276

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of large capitalization companies that are listed on the New York Stock Exchange, NYSE American, or Nasdaq. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase. For purposes of the Fund's investments, "large-cap stocks" are stocks of companies whose market capitalization falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $75.6 million to $1.2 trillion as of March 31, 2020.

Growth stocks are those that the Fund's sub-advisor, Bridgeway Capital Management, Inc. ("Bridgeway Capital") believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, but may also include stocks of other companies with similar "growth" characteristics whose market capitalizations are within the range of the Russell 1000 Index. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), depositary receipts and dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund also may invest in stocks of mid-capitalization companies.

Bridgeway Capital selects stocks within the large-cap growth category using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it "migrates" outside the market capitalization range of the Russell 1000 Index after purchase. As a result, due to such "migration" or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.

Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark index, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Information Technology sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

While the Fund is actively managed for long-term total return, Bridgeway Capital seeks to minimize capital gain distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts, including equity index futures contracts, to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other

2	American Beacon Bridgeway Large Cap Growth - Summary Prospectus

matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
 The sub-advisor's judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor's judgements about asset allocation will be correct.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities Risk. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities are also sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price.

■

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Preferred Stock Risk. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer's financial condition or prospects than are the prices of debt securities.

■

Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. The Fund's investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If the sub-advisor's assessment of the prospects for a company's growth is incorrect, then the price of the company's stock may fall or not approach the value that the sub-advisor has placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

American Beacon Bridgeway Large Cap Growth - Summary Prospectus	3

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction).

Modeling and Programming Error Risk
The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. The programs may not react as expected to market events, resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions, which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. There is no assurance that the models and programs are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. These models and programs may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. Additionally, during periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

■

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies.

4	American Beacon Bridgeway Large Cap Growth - Summary Prospectus

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare compares to a broad-based market index, which is the Fund's benchmark index and was the benchmark index of the Fund's predecessor, for the periods indicated.

On February 5, 2016, the Fund acquired all the assets and assumed all the liabilities of the Fund's predecessor. In connection with that reorganization, the R5 Class shares of the Fund adopted the performance history and financial statements of the Fund's predecessor. In the bar chart and table below, the performance of the Fund's R5 Class shares for periods prior to February 5, 2016 is the performance of the Fund's predecessor. In the table below, the performance of the Fund's A Class, C Class, Y Class and Investor Class shares for periods prior to February 5, 2016 also represents the returns of the Fund's predecessor. In the table below, the performance for the R6 Class shares for periods prior to April 30, 2018 represents the returns achieved by the Fund's predecessor from January 1, 2010 through February 4, 2016 and the performance of the Fund's R5 Class from February 5, 2016 through April 29, 2018. In each case, the newer share classes would have had similar annual returns to the Fund's predecessor because the shares of each class represent investments in the same portfolio securities. However, the older share class had different expenses than the newer share classes, which would affect performance. The performance of the newer share classes shown in the table has not been adjusted for differences in operating expenses between those share classes and the shares of the Fund's predecessor, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.53% 1st Quarter 2019 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -18.37% 4th Quarter 2018 01/01/2010 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
R5 Class	10/31/2003
Returns Before Taxes		30.18%	11.24%	13.75%
Returns After Taxes on Distributions		27.28%	9.81%	12.94%
Returns After Taxes on Distributions and Sales of Fund Shares		19.94%	8.67%	11.43%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	02/05/2016	22.29%	9.63%	12.92%
C	02/05/2016	27.75%	10.28%	13.26%
Y	02/05/2016	30.11%	11.17%	13.71%
Investor	02/05/2016	29.70%	10.91%	13.58%
R6	04/30/2018	30.30%	11.26%	13.76%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	36.39%	14.63%	15.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for the R5 Class shares of the Fund; after-tax returns for other share classes will vary.

American Beacon Bridgeway Large Cap Growth - Summary Prospectus	5

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Bridgeway Capital Management, Inc.

Portfolio Managers

Bridgeway Capital Management, Inc.	John Montgomery Chief Investment Officer, Portfolio Manager Since Fund Inception (2003)* Michael Whipple Portfolio Manager Since 2005**	Elena Khoziaeva Portfolio Manager Since 2005**

* Predecessor Fund inception date.

** Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor, Resolute Investment Distributors, Inc. or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	American Beacon Bridgeway Large Cap Growth - Summary Prospectus